UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2024

ARCADIUM LITHIUM PLC

(Exact name of registrant as specified in its charter)

Bailiwick of Jersey	001-38694	98-1737136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street, Suite 2550 Philadelphia, PA United States 19103	Suite 12, Gateway Hub Shannon Airport House Shannon, Co. Clare Ireland V14 E370

(Address of principal executive offices, including zip code)

215-299-5900	353-1-6875238

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $1.00 per share	ALTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 9, 2024, Arcadium Lithium plc (the “Company” or “Arcadium”) and Rio Tinto issued a joint press release announcing the entry into a Transaction Agreement (the “Transaction Agreement”), dated as of October 9, 2024, by and among the Company, Rio Tinto Western Holdings Limited (“Parent”) and Rio Tinto BM Subsidiary Limited (“Buyer”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein and in accordance with a scheme of arrangement (the “Scheme”) under the Companies (Jersey) Law 1991, at the effective time, all of the ordinary shares, par value $1.00 per share, of the Company (the “Company Shares”), including the Company Shares represented by CHESS depositary interests issued by the Company and listed on the financial market operated by ASX Limited, then outstanding shall be transferred from the shareholders of the Company to Buyer (or an Affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme) in exchange for the right to receive an amount in cash, without interest, equal to $5.85 per Company Share (the “Transaction”). The press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as otherwise set forth herein or as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

In connection with the Transaction, Arcadium plans to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). This Form 8-K is not a substitute for the Proxy Statement or any other document that Arcadium may file with the SEC and send to its shareholders in connection with the Transaction. Before making any voting decision, Arcadium’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Arcadium and the Transaction.

Arcadium’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Arcadium, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Arcadium with the SEC may be obtained, without charge, by contacting Arcadium through its website at https://ir.arcadiumlithium.com/.

Participants in the Solicitation

Arcadium, Rio Tinto, their respective directors, executive officers and other persons related to Arcadium or Rio Tinto may be deemed to be participants in the solicitation of proxies from Arcadium’s shareholders in connection with the Transaction. Information about the directors and executive officers of Arcadium and their ownership of ordinary shares of Arcadium is set forth in Arcadium’s annual report on Form 10-K, as amended, for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024 and amended on April 1, 2024 and April 29, 2024, and is set forth in its proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on June 7, 2024 and information about the directors and executive officers of Rio Tinto and their ownership of ordinary shares of Rio Tinto is set forth in Rio Tinto’s Annual Report on Form 20-F, for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Form 8-K, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Transaction, including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on Arcadium’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Arcadium, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required shareholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted by or against Arcadium, Parent, Buyer or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction will harm Arcadium’s business, including current plans and operations; (iv) the ability of Arcadium to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the Transaction; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Arcadium’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the Transaction that may impact Arcadium’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Arcadium’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the Transaction; (xii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring Arcadium to pay a termination fee or other expenses; (xiv) competitive responses to the Transaction; (xv) Arcadium’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Arcadium’s business, including those set forth in Arcadium’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Arcadium with the SEC; and (xvii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Arcadium’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Arcadium does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future event or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Joint Press Release dated October 9, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCADIUM LITHIUM PLC

By:	/s/ Gilberto Antoniazzi
Gilberto Antoniazzi,
Vice President and Chief Financial Officer

Dated: October 9, 2024